GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Long Short Credit Strategies Fund

(the “Fund”)

Supplement dated February 10, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2020, as supplemented to date

Effective February 10, 2021, Aakash Thombre will become a portfolio manager for the Fund. Michael McGuiness and Ashish Shah will continue to manage the Fund.

Accordingly, effective February 10, 2021, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:

The following replaces in its entirety the second paragraph of the “Goldman Sachs Long Short Credit Strategies Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; Michael McGuiness, Vice President, Head of High Yield and Bank Loan research and a portfolio manager within Global Fixed Income, has managed the Fund since 2019; and Aakash Thombre, Vice President, has managed the Fund since 2021.

The following rows replace the entry for “Michael McGuiness” in the “GSAM Opportunistic Corporate Credit Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Aakash Thombre Vice President	Portfolio Manager— Long Short Credit Strategies	Since 2021	Mr. Thombre is a portfolio manager specializing in multi-sector credit, high yield, bank loan, and emerging market corporate debt. He joined the Investment Adviser in 2007.
Michael McGuiness Vice President, Head of High Yield and Bank Loan Research	Portfolio Manager— Long Short Credit Strategies	Since 2019	Mr. McGuiness is the Head of High Yield and Bank Loan research and a portfolio manager within Global Fixed Income. Prior to joining the Investment Adviser in 2015, Mr. McGuiness was a partner and portfolio manager with a focus on credit selection at Taurasi Capital Management, Battleground Capital Management, Ore Hill Partners, and W.R. Huff Asset Management.

The following row is added to the “Long Short Credit Strategies Fund” subsection in the “Management Services—Portfolio Managers—Portfolio Managers’ Ownership of Securities in the Funds They Manage” section of the SAI:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Aakash Thombre*	None

*	Information for this Portfolio Manager is as of December 31, 2020.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

FIALT1TBDSTK 02-21